Q1 2022 Earnings Presentation May 4, 2022 ® Exhibit 99.2

Safe Harbor The Company, from time to time, may discuss forward-looking information. Except for the historical information contained in this release, all forward-looking statements are estimates by the Company’s management and are subject to various risks and uncertainties that may cause results to differ from management’s current expectations. Such factors include weather conditions, changes in regulatory policy and other risks as detailed from time-to-time in the Company’s SEC reports and filings. All forward-looking statements, if any, in this release represent the Company’s judgment as of the date of this release.

Pending Proxy Solicitation Certain Information Regarding Participants to Our Pending Proxy Solicitation   Part of the information set forth in this presentation refers to our Annual Meeting of Shareholders, which is scheduled to occur on June 1, 2022, using a virtual meeting facility. The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business to be conducted at the Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers included in or incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 14, 2022, or from the Company’s definitive proxy statement filed with the SEC on April 29, 2022. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the numbers set forth in the Company’s definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Agenda Opening RemarksEric Wintemute Chairman and CEO Financial ReviewDavid Johnson - CFO Strategic Growth Initiatives Eric Wintemute Core Business Programs Green Solutions Expansion SIMPAS/Ultimus Commercialization Concluding RemarksEric Wintemute

2022 Performance Targets Net Income . . .. . . . . . . . 60 - 70% Increase Revenue Growth . . . . . . . . 8% - 11% Gross Profit Margin . . . . . . 38-40% Operating Expenses . . . . . . OPEX as % of Sales (31-33%) Interest Expense . . . . . . . . . Similar to 2021 Tax Rate . . . . . . . . . .. . . . . . Expected Mid 20% Range Debt-to-EBITDA* Target . . . <1.0X with out Acquisitions <2.5X with Acquisitions Q1 2022 +29% +41% 31% $400K vs $950k (Down 58%) 31% 1.25X EBITDA* . . . . . . . . . . . . Grow faster than Revenue 224% +65% *Non GAAP adjusted as per earnings released dated 5-4-2022

Add New Sources for Critical Raw Materials Place Orders Well in Advance Forecast COG’s on Rolling 12 Month Period Constant Communication with Global Marketing to Maintain Gross Margins Weekly (or more) Meetings with Our 6 North American Factories to Maximize Production and Meet Growing Demands AMVAC Supply Chain Response Appear to be covered for balance of the year Orders being placed through 12-31-22 Working well Led to Q1 margin increase. Combination of price increases and freight surcharge Factory output increasing. So far succeeding in meeting extraordinary demand

Financial Review

Q1 2022 Sales Overall sales Q1 2022 $149m vs $116m in 2021 (up 29%) International 32% of total in 2022 vs 38% of total in 2021 $ 000’s US Crop up 61% US Non-crop down 23% International up 9%

Q1 2022 Gross Profit Performance ($000’s)

Q1 2022 Operating Expenses $46,444 $41,444 $ 000’s Operating expenses are 31% of sales in 2022 vs 36% in 2021

Q1 2022 Statements of Operations $ 000’s

Q1 2022 Cash Generation and Uses $ 000’s

Inventory as a Percentage of Sales Percentage

Debt & Borrowing Capacity $ Millions 168 143 98 $70 Million Reduction since Q1 2020

Overall Financial Performance of Operations Overall, the first quarter of 2022 represented a very strong start to what is shaping up to be an exciting year for the Company. Sales and gross margins are up. Operating Expenses reduced as compared to sales, Operating Income and net income both increased strongly. Finally, average debt is down and availability on our credit facility has improved dramatically.

Product revenues up 42% vs. Q1 2021 Strong performance by several groups – LATAM, China, Mexico, Brazil, India, Australia US business very strong year over year with 143% growth over Q1 2021 Full Year budget of $52M on track (30% over 2021) Q1 2022 Gross Margins at 42% Includes distribution products Green Solutions Business Update Q1 2022

SIMPAS – Highlights 2022 Commercial SIMPAS Technology Sales On target to achieve 70 system sales to growers Sales outpaced supply for 2022 2023 SIMPAS Technology Outlook Our target of 125 systems are on track Commercial Agreements for 2022 Verdisian – MycroSync® IronClad, IDC Azotic – Envita® (Plant N fixing solution) AMVAC – iNvigorate® Now 80 Systems Added Resources to Meet Increased Demand Will Provide an Update on Q2 Call Added BASF Inoculant for Soybean Rhizo-Flo®

U.S. Ag Update Farm Net Income $110 now $120 Billion Rain Delays Good for MidWest Inputs YTD Corn 14% planted vs 42% in 2021 More Cotton and Soybeans in South Corn 89-90 Million Acres Soybean 91-92 Million Acres Cotton 9.5-10 Million Acres Harvested MAX YIELD KEY Farmers are investing in at plant inputs

Strategic Growth Targets $ Millions $947 $695 $805 Performance EBITDA Target 2025 $155 Million

Concluding Remarks

Total Shareholder Return Since May 2015 (i.e. last 7 years) AVD has delivered strong returns relative to the market… Note: Market date as of 5/3/2022; TSR from 5/3/2015 – 5/3/2022 Source: Market data

Despite the down-turn post-2013, AVD has meaningfully expanded the top-line and out-grown the industry Net Revenue Performance Since 2012A Source: Market data, AgBioInvestor 2012A – 2021A net revenue CAGR: 4.8% Management net revenue growth guidance: 8-11% Global crop protection industry has only grown 1.3% p.a. since 2012

TEV / NTM EBITDA Since May 2015 (i.e. last 7 years) Sizeable and persistent valuation premium to other agrochemical producers L7Y L5Y LTM American Vanguard 10.5x 10.5x 10.1x Off-patent agrochemicals 9.4x 9.4x 9.1x Note: Market date as of 5/3/2022; TEV / NTM EBITDA 5/3/2015 – 5/3/2022; Off-patent agrochemicals includes FMC, UPL and Nufarm Source: Company filings, press releases, Market data 1.4x premium American Vanguard Agrochemical Producers

Consistent dividend payments AVD Quarterly Dividend History Since 2016 Note: Market date as of 5/3/2022; AVD began paying a regular quarterly dividend in June of 2016 Source: Market data Suspended dividend to preserve liquidity during uncertainty cause by COVID-19 pandemic

Existing Board embodies all of the key competencies to lead AVD forward

Board of Directors Essential Competencies											
	Diversity	Sustainable Agriculture	Marketing in agricultural space	Regulatory expertise	Strategy	Mergers & Acquisitions	Precision application	ESG	Intellectual Property	Supply Chain Manufacturing	Audit
Eric Wintemute *Chairman*		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Alfred Ingulli *Finance Chair*		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Debra Edwards *Compensation Chair*	✓	✓		✓		✓	✓	✓	✓		
Emer Gunter *ESG Liaison*	✓	✓		✓	✓		✓	✓	✓	✓	✓
Esmail Zirakparvar *Nom & Gov Chair*	✓	✓	✓	✓	✓	✓	✓	✓		✓	
John Killmer *Lead Director*		✓	✓	✓	✓	✓	✓	✓	✓	✓	
Marisol Angelini	✓		✓	✓	✓	✓		✓	✓	✓	✓
Morton Erlich *Audit Chair*						✓	✓	✓	✓		✓
Scott Baskin *Risk Chair*				✓	✓	✓	✓	✓	✓		✓

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American Vanguard (“AVD”) has delivered strong performance over the long-term Attractive returns over a sustained period TSR +77% vs. Russell 2000 index 68% since May 2015 Clear and persistent valuation premium (>1x EBITDA) to other agrochemical producers Meaningful top-line growth and consistent dividend payments over the last decade despite pro-longed agricultural down-cycle Prudent balance sheet management and capital allocation with ample headroom to pursue value-accretive M&A Improved cost structure with further scope for refinement Management targeting 100 bps reduction in operating expenses relative to sales every year AVD is optimally positioned for the future with a compelling investor thesis Executive summary

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